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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 24, 1998
                                                         --------------

                             INFOCURE CORPORATION
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              (exact name of registrant as specified in chapter)



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
          Delaware                         001-12799                          58-2271614
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(State or other jurisdiction              (Commission                       (IRS Employer
     of Incorporation)                    File Number)                   Identification No.)


   1765 The Exchange, Suite 450, Atlanta, GA                          30339
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    (Address of principal executive office)                           (zip code)
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
          Registrant's telephone number, including area code:    770-221-9990
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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                                   Contents
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                                                       Page

Item 7:  Financial Statements.........................  3

Signatures............................................  4
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Item 7.  Financial Statements.

          On February 23, 1998, InfoCure Corporation (the "Company") filed a
Current Report on Form 8-K to report the Company's acquisition of all of the outstanding capital stock of PACE Financial Corporation, an Ohio corporation.
In such report, the Company indicated that the Company's financial statements and pro forma financial information relating to the acquisition were unavailable at that time and would be filed as soon as practicable.  The Company has since determined that such financial statements and pro forma financial information need not be filed with the Commission according to Regulation S-X under the
Securities Exchange Act of 1934.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INFOCURE CORPORATION


                                      /s/ Frederick L. Fine
                                      ------------------------------
Date:  April 24, 1998                 Frederick L. Fine
                                      Chairman, President and
                                      Chief Executive Officer